VW CREDIT, INC. -- SERVICER                                               PAGE 1
15-AUG-97
              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                MONTHLY SERVICER REPORT INPUT AND SUMMARY PAGE
                ----------------------------------------------

TRANSACTION SUMMARY                                           PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD END
-------------------                                           --------------------------------------------------
                                   From         To     Days
                                   ----         --     ----
Current Interest Period          7/15/97      8/14/97    31   Net losses as a % of Avg. Receivables Balance (annualized)     0.00%


Series Allocation                    100.00%                  PORTFOLIO AND DEALERSHIP STATISTICS
 Percentage                                                   -----------------------------------

Initial Principal Balance    $375,000,000.00                  Used Vehicle Receivables' Balance                    $ 37,248,766.87
Outstanding Principal                                         Used Vehicle Percentage                                       8.036%
 Balance                     $375,000,000.00
Principal Balance of                                          Used Vehicle Percentage During Last Collection
 Receivables for                                              Period                                                        7.922%
 Determination Date          $451,347,783.52
Amount Invested in                                            Early Amortization Event?                                         NO
 Receivables on Series
 Issuance Date               $375,000,000.00
Initial Invested Amount      $375,000,000.00                  Largest Dealer or Dealer Affiliation Balance         $ 22,113,824.42
Invested Amount at the                                        Largest Dealer Percentage                                     4.428%
 Beginning of Period         $375,000,000.00
Invested Amount              $375,000,000.00
Required Subordinated                                         Aggregate Principal Amount of Receivables of
 Amount                      $ 66,532,612.27                  Dealers over 2%                                      $ 14,018,333.75
Excess Funded Amount         $          0.00                  Aggregate % Principal Amount of Receivables of
                                                              Dealers over 2%                                               3.024%

Available Subordinated                                        SUMMARY OF COLLECTIONS
 Amount (previous period)    $ 78,526,342.93                  ----------------------
Incremental Subordinated
 Amount (previous period)    $ 14,638,252.22
                                                              Aggregate Amount of Collections                      $284,019,730.94
RESERVE FUND AND YIELD SUPPLEMENT ACCOUNT                     Aggregate Amount of Interest Collections             $  4,099,291.17
-----------------------------------------
                                                              Investment Proceeds                                  $          0.00
Yield Supplement Account                                      Aggregate Amount of Principal Collections            $279,920,439.77
 Initial Deposit             $  1,875,000.00
Yield Supplement Account                                      Asset Receivables Rate                                        8.883%
 Beginning Balance           $  1,875,000.00
Yield Supplement Account                                      Use Asset Receivables Rate?                                       NO
 Required Amount             $  1,875,000.00
                                                              Carryover Amount (this Distribution Date)                        N/A
Reserve Fund Initial                                          Total Carryover Amount                                           N/A
 Deposit                     $  1,875,000.00
Reserve Fund Required
 Amount                      $  1,875,000.00
Reserve Fund Beginning                                        PAYMENT RATE INFORMATION
 Balance                     $  1,875,000.00                  ------------------------

Outstanding Carryover                                         Monthly Payment Rate                                          58.14%
 Amount - Beginning Balance  $          0.00
Yield Supplement Account                                      Previous Collection Period Monthly Payment Rate               53.35%
 Draw Amount                 $          0.00
Outstanding Carryover                                          Monthly Payment Rate 3 months ago                            48.57%
 Amount - Ending Balance     $          0.00
Yield Supplement Account                                      3-month Average Payment Rate                                  53.35%
 Balance - Ending Balance    $  1,875,000.00
Yield Supplement Account                                      12-month Minimum Payment Rate                                 48.57%
 Required Deposit Amount     $          0.00
                                                              Early Amortization Event?                                         NO
Reserve Fund Draw Amount     $          0.00
Reserve Fund Ending Balance  $  1,875,000.00                  ACCUMULATION PERIOD/EARLY AMORTIZATION PERIOD
                                                              ---------------------------------------------
Reserve Fund Required
 Deposit Amount              $          0.00
                                                              Extend Revolving Period?                                         YES
1-month LIBOR Rate                                            Last Day of Revolving Period                                     N/A
 (annualized)                     5.6875000%
Certificate Coupon                                            Invested Amount as of Last Day of Revolving Period               N/A
 (annualized)                     5.8475000%
Prime Rate (annualized)           8.5000000%                  Accumulation Period Length (months)                              N/A
Servicing Fee Rate                                            First Accumulation Date                             TO BE DETERMINED
 (annualized)                         1.000%
Excess Spread                     1.9425000%                  Expected Final Payment Date                                      N/A
                                                              Required Participation Percentage                              4.00%
TRUST PRINCIPAL RECEIVABLES                                   Principal Funding Account Balance                    $          0.00
---------------------------
                                                              Principal Payment Amount                             $          0.00
Pool Balance at the                                           Controlled Deposit Amount                            $          0.00
 Beginning of Period         $499,455,872.76
Pool Balance at the Ending
 of Period                   $463,526,901.62
Average Aggregate                                             TOTAL AMOUNT DISTRIBUTED ON SERIES 1996-1
 Principal Balance           $481,491,387.19                  -----------------------------------------

Aggregate Principal                                           CERTIFICATEHOLDERS
 Collections                 $279,920,439.77                  ------------------
New Principal Receivables    $244,028,156.63                  i.    Monthly Interest Distribution                  $  1,888,255.21
Receivables Added for                                         ii.   Monthly Servicing Fee Distribution             $    312,500.00
 Additional Accounts         $          0.00
Investor Default Amount      $          0.00                  iii.  Reserve Fund Deposit Amount Distribution       $          0.00
Net Losses                   $          0.00                  iv.   Investor Default Amount Distribution           $          0.00
Monthly Interest Accrued,                                     v.    Outstanding Carryover Amount Distribution      $          0.00
 but not Paid                $          0.00
Ineligible Receivables       $          0.00                  vi.   Yield Supplement Account Deposit Amount
                                                                        Distribution                               $          0.00
Ineligible Receivables in                                                                                          ---------------
 Prior Collection Period     $          0.00                            Excess Servicing                           $    877,062.62
Defaulted Receivables in
 Ineligible and Overconc.
 Accounts                    $          0.00
                                                              Excess Servicing (Previous Period)                   $    694,846.14
MISCELLANEOUS DATA
------------------
                                                              DEFICIENCY AMOUNT
                                                              -----------------
Recoveries on Receivables
 Written Off                 $          0.00
Spread Over Prime for                                         Deficiency Amount                                    $           0.0
 Portfolio                             0.29%
Weighted Average Interest                                     Draw Amount                                          $           0.0
 Rate                                  8.79%

VW CREDIT, INC.  CREDIT, INC. -- SERVICER                                 PAGE 2
     15-AUG-97

              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                                    SUMMARY
                                    -------

                      COLLECTIONS              ACCRUAL   DISTRIBUTION
                      ------------             -------   ------------
From:                   15-Jul-97
To:                     14-Aug-97
Days:                          30

LIBOR RATE             5.6875000%
(1 month)

SERIES #                    1     Active
VCI RATING:                N/A

               TRUST AND SERIES ALLOCATIONS - BEGINNING OF PERIOD
              --------------------------------------------------

                           SERIES                                      EXCESS    REQUIRED         REQUIRED       OUTSTANDING
SERIES       SERIES      ALLOCATION      INVESTED       SUBORDINATED   FUNDED  PARTICIPATION   PARTICIPATION     CERTIFICATE
NUMBER       NAME       PERCENTAGE        AMOUNT           AMOUNT      AMOUNT   PERCENTAGE         AMOUNT          BALANCE
------       ------     -----------      --------          ------      ------   ----------         ------          -------
          Trust                       $375,000,000.00  $66,532,612.27   $0.00       N/A        $15,000,000.00
         1 Series 1996-1  100.00%     $375,000,000.00  $66,532,612.27   $0.00     4.00%        $15,000,000.00  $375,000,000.00

VW CREDIT, INC.-- SERVICER                                               PAGE 3
15-AUG-97


              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                             SERVICING CERTIFICATE
                             ---------------------
INITIAL AMOUNTS                                                                 EXCESS SPREAD CALCULATION
---------------                                                                 -----------------------------
Initial Invested Amount                   $375,000,000.00                     Weighted Average Rate Charged to
                                                                              Dealers                               8.79%
Invested Amount                           $375,000,000.00                     LIBOR                                 5.69%
Controlled Accumulation Amount            $          0.00                     Certificate Rate (LIBOR+16 b.p.)      5.85%
Required Subordinated Amount              $ 66,532,612.27                     Servicing Fee Rate                    1.00%
Annualized Servicing Fee Rate                       1.00%                     Investor Net Losses                   0.00%
                                                                                                                    ----
First Controlled Accumulation Date        TO BE DETERMINED                    Excess Spread                         1.94%
Accumulation Period Length (months)             N/A
Expected Final Payment Date                     N/A
Initial Settlement Date                         28-Mar-96
Required Participation Percentage                    4.00%
Subordinated Percentage                             14.29%


SERIES 1996-1 MONTHLY REPORTING
-------------------------------
                                                                                        REQUIRED             EXCESS
                                           SERIES 1996-1       INVESTED               SUBORDINATED           FUNDING
PRINCIPAL RECEIVABLES                          TOTAL            AMOUNT                   AMOUNT              AMOUNT
---------------------                          -----            ------                   ------              ------
Series Allocation Percentage                       100.00%
Beginning Balance                         $375,000,000.00   $375,000,000.00               $66,532,612.27              $0.00
  Floating Allocation Percentage           75.08%           75.08%
  Fixed Allocation Percentage               N/A

Principal Collections                     $279,920,439.77   $279,920,439.77               N.A.               N.A.
New Principal Receivables                 $244,028,156.63   $244,028,156.63               N.A.               N.A.
Principal Default Amounts                           $0.00             $0.00               N.A.               N.A.
Receivables Added for Additional                    $0.00             $0.00               N.A.               N.A.
 Accounts
Controlled Deposit Amount                           $0.00               N/A               N.A.               N.A.
Principal Allocation Percentage
"Pool Factor"                                100.00000000%

Ending Balance                            $375,000,000.00   $375,000,000.00                  $66,532,612.27           $0.00
  Floating Allocation Percentage          80.90%            80.90%

NON-PRINCIPAL RECEIVABLES
-------------------------

Interest Collections                      $  3,077,817.83
Recoveries on Receivables Written Off               $0.00
Investment Income                                   $0.00

VW CREDIT, INC. -- SERVICER                                              PAGE 4
15-AUG-97

              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                             SERVICING CERTIFICATE
                             ---------------------


SUBORDINATED AMOUNT & RESERVE FUND            CURRENT             PREVIOUS
----------------------------------            -------             --------
Available Subordination Amount
 (Previous)                               $78,526,342.93       $81,938,934.64
  Required Subordination Draw Amount      $         0.00                  N/A
  Reserve Fund Funds to Inv. Default
   Amount                                 $         0.00                  N/A
  Excess Servicing (Previous Period)      $   694,846.14       $   600,330.44
                                          --------------
(a) Available Subordinated Amount?        $79,221,189.07       $82,539,265.08

(b) Available Subordinated Amount?        $53,571,428.57       $53,571,428.57

Available Subordinated Amount             $76,849,274.41       $78,526,342.93

Incremental Subordinated Amount           $12,961,183.69       $14,638,252.22
  Overconcentration Amount                $14,018,333.75       $17,059,375.75

Beginning Reserve Fund Balance            $ 1,875,000.00       $ 1,875,000.00
Reserve Fund Required Balance             $ 1,875,000.00       $ 1,875,000.00
Reserve Fund Draw                         $         0.00                  N/A
Reserve Fund Required Deposit             $         0.00                  N/A
Reserve Fund Deposit Amount               $         0.00                  N/A
Reserve Fund Release                      $         0.00                  N/A
Ending Reserve Fund Balance               $ 1,875,000.00       $ 1,875,000.00

REQUIRED INTEREST DISTRIBUTIONS
-------------------------------

Available Interest Collections            $ 4,099,291.17       $ 3,749,608.49
  Certificateholder Interest Collections  $ 3,077,817.83       $ 2,773,778.43
  Subordinate Interest Collections        $   546,067.36       $   504,529.44
Investment Income                         $         0.00       $         0.00
Reserve Fund Balance                      $ 1,875,000.00       $ 1,875,000.00
                                          --------------
Total Interest  Available                 $ 5,498,885.19       $ 5,153,307.88

Interest Shortfall                        $         0.00                  N/A
Additional Interest                       $         0.00                  N/A
Carry-over Amount                         $         0.00                  N/A
Carry-over Shortfall                      $         0.00                  N/A
Additional Carry-over Shortfall           $         0.00                  N/A

Monthly Servicing Fee                     $   401,242.82       $   419,326.20
Investor Monthly Servicing Fee            $   312,500.00       $   312,500.00